                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)          08-Jul-96


                  The Money Store Inc. (as Representative) and Transworld Insurance Company d/b/a Educaid (as Seller) under a First Supplemental Sale and Servicing Agreement, dated as of December 27, 1995 providing for the issuance of ClassNotes Trust 1995-1 (f/k/a Education Loan Alliance 1995-1), Asset Backed Notes, Series 1995-2



                    The Money Store Inc., as Representative
                    ---------------------------------------
             Transworld Insurance Company d/b/a Educaid, As Seller
- --------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


New Jersey                                                   22-2293022
- ----------                                                   ----------
Arizona                           33-89200                   86-0255348
- -------                           --------                   ----------

State or other                  (Commission                  (IRS Employer
jurisdiction of                 File Number)                 ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey 07083
- -------------------------------------------
(Address of principal executive officer)


Regristrant's Telephone Number,
including area code:                        908-686-2000
                                            ------------------------

                                      n/a
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5  Other Events
        ------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A-6 & Class A-5 Noteholders with respect to the following Distribution Dates:

        A-6......................................................    09-Jul-96


        A-5......................................................    08-Jul-96
                                                                     12-Jul-96
                                                                     19-Jul-96

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                              CLASSNOTES TRUST 1995-I


                              THE MONEY STORE INC., Representative
                              TRANS-WORLD INSURANCE COMPANY, Seller




                              By: /s/ Harry Puglisi
                              -----------------------------
                                  Name:   Harry Puglisi
                                  Title:  Treasurer
                                          of The Money Store Inc. and
                              Trans-World Insurance Company
                                          d/b/a Educaid


   Dated:    07/17/96

                               TRANS-WORLD INSURANCE COMPANY
                                     2840 MORRIS AVENUE
                                      UNION, NJ  07083

                                 CLASSNOTES TRUST 1995 - I
           Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
           CLASS A-5     Determination Date              07/01/96
Cusip # 182743ABO        Distribution Date               07/08/96
                         Record Date                     07/03/96

(i) Amount of Principal being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                       0.00
                        Per $50,000 original principal amount of the Notes                0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                 139,500.00
                        Per $50,000 original principal amount of the Notes               75.000000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                       0.00
                        Per $50,000 original principal amount of the Notes                0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                        CLASS A-5 NOTES                                                       0.00
                        Per $50,000 original principal amount of the Notes                0.000000


(iv)       Pool Balance at end of preceding Collection Period                       530,576,422.09


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                        CLASS A-5 NOTES                                              93,000,000.00


(vi)       Applicable Interest Rate:
                (a)   In general:
                       1.  Auction Rate for the prior Interest Period:

                                      CLASS A-5 NOTES
                                         PERIOD 1                                          5.3000%
                                         PERIOD 2                                          5.3700%
                                         PERIOD 3                                          5.3700%
                                      CURRENT RATE     (Based on Auction)                  5.4000%

                              2.  NET LOAN RATE
                                              PERIOD 1                                  6.5950%
                                              PERIOD 2                                  6.6200%
                                              PERIOD 3                                  6.6600%

                         (b)  Amount of Interest that would have been paid
                              on such Note Distribution Date if Interest was
                              calculated instead based on the Net Loan Rate          173,910.00

(vii)      (a)   Service Fee for related Collection Period (Pro Rata)                 32,463.07
                         Per $50,000 original principal amount of the Notes           17.453263

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                           0.00
                         Per $50,000 original principal amount of the Notes            0.000000

                 2.  Remaining Balance                                                     0.00
                         Per $50,000 original principal amount of the Notes            0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee (Pro Rata)                                     1,162.50
                         Per $50,000 original principal amount of the Notes            0.625000

                 2.  Auction Agent Fee (Pro Rata)                                     20,731.05
                         Per $50,000 original principal amount of the Notes           11.145726

                 3.  Indenture Trustee Fee (Pro Rata)                                      0.00
                         Per $50,000 original principal amount of the Notes            0.000000

                 4.  Eligible Lender Trustee Fee (Pro Rata)                              677.03
                         Per $50,000 original principal amount of the Notes            0.363995

                 5.  Surety Provider Fee (Pro Rata)                                    6,587.50
                         Per $50,000 original principal amount of the Notes            3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                      0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                       0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                            0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                  0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                      0.00

           (c)     Amount in the Reserve Account                                   2,081,237.61


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                      0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                      0.00

         (b)     Amount in the Pre-Funding Account                                              12,582,756.72

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                          0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                        (a) CLASS A-1 NOTES                                                              0.00
                        (b) CLASS A-1 NOTES (Only if Class___ Notes
                            have been paid in full)                                                      0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                                0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                            5,024,848.15
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                            1,366,365.06
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                           3,781,769.87
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181 days                         506,985.10
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                     301,289.60

(xix)       Parity Percentage                 Numerator         579,039,399.50
                                                                --------------
            as of       05/31/96           Denominator          573,813,997.4                         100.91%

(xx)        Excess of amounts deposited into the Collection
            Account with respect to the sale by the Trust of
            Serial Loans over the aggregate Purchase amount
            of such loans (such excess to be distributed to
            Student Holdings)                                                                        9,909.47

(xxi)       Amount of Additional Principal Payments, if any, made on
            such Distribution Date                                                                       0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
- ---------------------
        Harry Puglisi
           Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                                 2840 MORRIS AVENUE
                                   UNION, NJ  07083

                              CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-5           Determination Date                       07/08/96
Cusip # 182743ABO         Distribution Date                        07/12/96
                          Record Date                              07/10/96

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                        0.00
                     Per $50,000 original principal amount of the Notes                 0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                   57,040.00
                     Per $50,000 original principal amount of the Notes                30.666667


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                        0.00
                     Per $50,000 original principal amount of the Notes                 0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                        0.00
                     Per $50,000 original principal amount of the Notes                 0.000000


(iv)       Pool Balance at end of preceding Collection Period                     530,576,422.09


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                               93,000,000.00


(vi)       Applicable Interest Rate:
                   (a)   In general:
                         1.  Auction Rate for the prior Interest Period:

                                       CLASS A-5 NOTES
                                          PERIOD 1                                       5.3700%
                                          PERIOD 2                                       5.3700%
                                          PERIOD 3                                       5.4000%
                                        CURRENT RATE         (Based on Auction)          5.5200%

                           2.  NET LOAN RATE
                                          PERIOD 1                                           6.5950%
                                          PERIOD 2                                           6.6200%
                                          PERIOD 3                                           6.6600%

                   (b)   Amount of Interest that would have been paid
                         on such Note Distribution Date if Interest was
                         calculated instead based on the Net Loan Rate                     69,750.00

(vii)      (a)   Service Fee for related Collection Period (Pro Rata)                      32,463.07
                     Per $50,000 original principal amount of the Notes                    17.453263

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                0.00
                      Per $50,000 original principal amount of the Notes                    0.000000

                 2.  Remaining Balance                                                          0.00
                      Per $50,000 original principal amount of the Notes                    0.000000


(viii)     Amount of Fees for related Collection Period:

                 1.  Administration Fee (Pro Rata)                                          1,162.50
                      Per $50,000 original principal amount of the Notes                    0.625000

                 2.  Auction Agent Fee (Pro Rata)                                          20,731.05
                      Per $50,000 original principal amount of the Notes                   11.145726

                 3.  Indenture Trustee Fee (Pro Rata)                                           0.00
                      Per $50,000 original principal amount of the Notes                    0.000000

                 4.  Eligible Lender Trustee Fee (Pro Rata)                                   677.03
                      Per $50,000 original principal amount of the Notes                    0.363995

                 5.  Surety Provider Fee (Pro Rata)                                         6,587.50
                      Per $50,000 original principal amount of the Notes                    3.541667


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                           0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                            0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                 0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                       0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                           0.00

           (c)     Amount in the Reserve Account                                        2,081,237.61


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                           0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                     0.00

         (b)     Amount in the Pre-Funding Account                                             12,582,756.72

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                   (a) CLASS A-1 NOTES                                                                  0.00
                   (b) CLASS A-1 NOTES (Only if Class___ Notes
                       have been paid in full)                                                          0.00

(xvii)  Aggregate amount (if any) paid for Financed Student Loans during
        the preceding collection period.                                                                0.00

(xviii) As of the end of the preceding Collection Period:

        (a)  Number of Financed Student Loans that are 30 to 60 days                            5,024,848.15
             Delinquent

        (b)  Number of Financed Student Loans that are 61 to 90 days                            1,366,365.06
             Delinquent

        (c)  Number of Financed Student Loans that are 91 to 180 days                           3,781,769.87
             Delinquent

        (d)  Number of Financed Student Loans that are more than 181                              506,985.10
             days Delinquent

        (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
             awaiting payment                                                                     301,289.60

(xix)     Parity Percentage                 Numerator           579,039,399.50
                                                                --------------
          as of   05/31/96                Denominator           573,813,997.48                       100.91%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                         9,909.47

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                        0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
- -----------------
    Harry Puglisi
      Treasurer

                          TRANS-WORLD INSURANCE COMPANY
                                 2840 MORRIS AVENUE
                                   UNION, NJ  07083

                              CLASSNOTES TRUST 1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-5           Determination Date                       07/15/96
Cusip # 182743ABO         Distribution Date                        07/19/96
                          Record Date                              07/17/96

(i) Amount of Principal being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                          0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                     97,650.00
                     Per $50,000 original principal amount of the Notes                  52.500000


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                          0.00
                     Per $50,000 original principal amount of the Notes                   0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                     CLASS A-5 NOTES                                                          0.00
                     Per $50,000 original principal amount of the Notes                   0.000000


(iv)       Pool Balance at end of preceding Collection Period                       539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                     CLASS A-5 NOTES                                                 93,000,000.00


(vi)       Applicable Interest Rate:
                   (a)   In general:
                         1.  Auction Rate for the prior Interest Period:

                                       CLASS A-5 NOTES
                                          PERIOD 1                                         5.3700%
                                          PERIOD 2                                         5.4000%
                                          PERIOD 3                                         5.5200%
                                        CURRENT RATE        (Based on Auction)             5.4000%

                           2.  NET LOAN RATE
                                          PERIOD 1                                           6.5950%
                                          PERIOD 2                                           6.6200%
                                          PERIOD 3                                           6.6600%

                   (b)   Amount of Interest that would have been paid
                         on such Note Distribution Date if Interest was
                         calculated instead based on the Net Loan Rate                    122,062.50

(vii)      (a)   Service Fee for related Collection Period (Pro Rata)                      33,443.69
                     Per $50,000 original principal amount of the Notes                    17.980478

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                0.00
                      Per $50,000 original principal amount of the Notes                    0.000000

                 2.  Remaining Balance                                                          0.00
                      Per $50,000 original principal amount of the Notes                    0.000000


(viii)     Amount of Fees for related Collection Period:

              1.  Administration Fee  (Pro Rata)                                            1,162.50
                   Per $50,000 original principal amount of the Notes                       0.625000

              2.  Auction Agent Fee (Pro Rata)                                             21,422.29
                   Per $50,000 original principal amount of the Notes                      11.517361

              3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                   Per $50,000 original principal amount of the Notes                       0.000000

              4.  Eligible Lender Trustee Fee (Pro Rata)                                      681.44
                   Per $50,000 original principal amount of the Notes                       0.366365

              5.  Surety Provider Fee (Pro Rata)                                            6,807.08
                   Per $50,000 original principal amount of the Notes                       3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                           0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                            0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                 0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                       0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                           0.00

           (c)     Amount in the Reserve Account                                        2,090,332.15


(xiii )    Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                           0.00

(xiv)    (a)    Portion (if any) of the distribution attributable to amounts on
                deposit in the Pre-Funding Account                                              0.00

         (b)    Amount in the Pre-Funding Account                                         158,685.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                 0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                    (a) CLASS A-1 NOTES                                                         0.00
                    (b) CLASS A-1 NOTES (Only if Class___ Notes
                        have been paid in full)                                                 0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                       0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                   3,606,206.18
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                   2,880,558.85
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                  2,799,650.84
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                   1,469,209.03
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                              1,055.36

(xix)     Parity Percentage                 Numerator           574,267,575.13
                                                                --------------
          as of    06/30/96               Denominator           569,753,321.44               100.79%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                15,899.22

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
- ----------------
  Harry Publisi
    Treasurer

                             TRANS-WORLD INSURANCE COMPANY
                                    2840 MORRIS AVENUE
                                      UNION, NJ  07083

                                CLASSNOTES TRUST  1995 - I
      Noteholders' Statement Pursuant to Section 5.7 (a) of the Sale & Servicing Agreement
      CLASS A-6              Determination Date                          07/03/96
Cusip #  182743AC8           Distribution Date                           07/09/96
                             Record Date                                 07/05/96

(i) Amount of Principal being paid or distributed in respect of the Notes

                        CLASS A-6 NOTES                                                               0.00
                        Per $50,000 original principal amount of the Notes                        0.000000


(ii) Amount of Interest being paid or distributed in respect of the Notes

                        CLASS A-6 NOTES                                                         423,500.00
                        Per $50,000 original principal amount of the Notes                      213.888889


(iii)      (A)  Amount of Noteholders' Auction Rate
                Interest Carryover being paid or distributed in respect of the Notes

                        CLASS A-6 NOTES                                                               0.00
                        Per $50,000 original principal amount of the Notes                        0.000000

           (B)  Remaining Amount of Noteholders' Auction
                Rate Interest Carryover to be paid or distributed in respect of the Notes

                        CLASS A-6 NOTES                                                               0.00
                        Per $50,000 original principal amount of the Notes                        0.000000


(iv)       Pool Balance at end of preceding Collection Period                               539,721,193.80


(v) Outstanding Principal amount after giving effect to distributions on this Note Distribution Date:

                        CLASS A-6 NOTES                                                      99,000,000.00


(vi)       Applicable Interest Rate:
                      (a)   In general:
                            1.  Auction Rate for the prior Interest Period:

                                       CLASS A-6 NOTES
                                          PERIOD 1                                                 5.5000%
                                          PERIOD 2                                                 5.5000%
                                          PERIOD 3                                                 5.4500%
                                        CURRENT RATE   (Based on Auction)                          5.5000%

                            2.  NET LOAN RATE
                                          PERIOD 1                                           6.5950%
                                          PERIOD 2                                           6.6200%
                                          PERIOD 3                                           6.6600%

                      (b)   Amount of Interest that would have been paid
                            on such Note Distribution Date if Interest was
                            calculated instead based on the Net Loan Rate                 515,047.50

(vii)      (a)   Service Fee for related Collection Period (Pro Rata)                      35,601.34
                        Per $50,000 original principal amount of the Notes                 17.980475

           (b)   Service Fee Carryover for related Collection Period
                 1.  Distributed                                                                0.00
                         Per $50,000 original principal amount of the Notes                 0.000000

                 2.  Remaining Balance                                                          0.00
                         Per $50,000 original principal amount of the Notes                 0.000000


(viii)     Amount of Fees for related Collection Period:

              1.  Administration Fee (Pro Rata)                                             1,237.50
                     Per $50,000 original principal amount of the Notes                     0.625000

              2.  Auction Agent Fee (Pro Rata)                                             22,804.38
                     Per $50,000 original principal amount of the Notes                    11.517361

              3.  Indenture Trustee Fee (Pro Rata)                                              0.00
                     Per $50,000 original principal amount of the Notes                     0.000000

              4.  Eligible Lender Trustee Fee (Pro Rata)                                      725.40
                     Per $50,000 original principal amount of the Notes                     0.366365

              5.  Surety Provider Fee (Pro Rata)                                            7,246.25
                     Per $50,000 original principal amount of the Notes                     3.659722


(ix)       Amount of payments to the Surety Provider in
           reimbursement of prior draws under any Note
           Surety Bond or the Certificate Surety Bond                                           0.00

(x)        Aggregate amount of Realized losses for the
           related Collection period                                                            0.00

(xi)       Aggregate amount received with respect to Financed
           Student Loans for which Realized Losses were
           allocated previously                                                                 0.00

(xii)      (a)     Amount of the distribution attributable to amounts
                   in the Reserve Account                                                       0.00

           (b)     Amount of any other withdrawals from the Reserve
                   Account for such Distribution Date                                           0.00

           (c)     Amount in the Reserve Account                                        2,090,332.15


(xiii)     Amount of any draw required to be made under a Note Surety bond (together with any other information required to make
           such draw)                                                                           0.00

(xiv)    (a)     Portion (if any) of the distribution attributable to amounts on
                 deposit in the Pre-Funding Account                                                     0.00

         (b)     Amount in the Pre-Funding Account                                                158,685.81

(xv)     Aggregate amount if any paid by the Eligible Lender Trustee for
         Additional Financed Student Loans during the preceding collection
         period                                                                                         0.00

(xvi) Amount in the Pre-Funding Account at the end of the Funding Period to be distributed as a payment of principal in respect of:

                      (a) CLASS A-1 NOTES                                                               0.00
                      (b) CLASS A-1 NOTES (Only if Class___ Notes
                          have been paid in full)                                                       0.00

(xvii)   Aggregate amount (if any) paid for Financed Student Loans during
         the preceding collection period.                                                               0.00

(xviii)  As of the end of the preceding Collection Period:

         (a)  Number of Financed Student Loans that are 30 to 60 days                           3,606,206.18
              Delinquent

         (b)  Number of Financed Student Loans that are 61 to 90 days                           2,880,558.85
              Delinquent

         (c)  Number of Financed Student Loans that are 91 to 180 days                          2,799,650.84
              Delinquent

         (d)  Number of Financed Student Loans that are more than 181                           1,469,209.03
              days Delinquent

         (e)  Number of Financed Student Loans for which claims have been filed with the appropriate Guarantor and which are
              awaiting payment                                                                      1,055.36

(xix)     Parity Percentage                 Numerator           574,267,575.13
                                                                --------------
          as of    06/30/96               Denominator           569,753,321.44                       100.79%

(xx)      Excess of amounts deposited into the Collection
          Account with respect to the sale by the Trust of
          Serial Loans over the aggregate Purchase amount
          of such loans (such excess to be distributed to
          Student Holdings)                                                                        15,899.22

(xxi)     Amount of Additional Principal Payments, if any, made on
          such Distribution Date                                                                        0.00


The Money Store, Inc.



By: /s/ Harry Puglisi
- -------------------
      Harry Puglisi
        Treasurer